Income Preferred Variable Annuity

Union Security Variable Annuity

Wells Fargo Passage Variable Annuity

Variable Account D of Union Security Insurance Company

Opportunity Variable Annuity

Separate Account A of Union Security Life Insurance Company of New York

Product Information Notice Dated May 1, 2015

We no longer file updated prospectuses and/or statements of additional information (“SAI”) for your variable annuity with the Securities and Exchange Commission. This Product Information Notice updates information regarding your variable annuity. Please keep this Notice for future reference.

Hartford Overnight Mail Address:

The definition of “Administrative Office” is deleted and replaced with the following:

Administrative Office – Until August 31, 2015, our overnight mailing address is: The Hartford - Annuity Service Operations,745 West New Circle Road, Building 200, 1st Floor, Lexington, KY 40511 (“Lexington Address”). Effective September 1, 2015, our overnight mail address will be 1338 Indian Mound Drive, Mt. Sterling, KY 40353 (“Sterling Address”). Therefore, any mail received at the Lexington Address after August 31, 2015, will not be processed and will be returned. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.

Hartford Website:

The Hartford’s website is: www.thehartford.com/annuities.

This supplement should be retained with your prospectus for future reference.

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